UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-05643

ACM MANAGED INCOME FUND, INC.
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2006

Date of reporting period:    February 28, 2006


ITEM 1.  REPORTS TO STOCKHOLDERS.


ACM Managed Income Fund


Semi-Annual Report
February 28, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The Fund's Board of Directors approved amended and restated by-laws for the Fund effective April 1, 2006. The by-laws are filed as an exhibit to the Fund's most recently filed report on Form N-SAR, which is on file with the SEC and may be accessed via the SEC's website which is at www.sec.gov. A copy is also available upon written request to the Secretary of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernsteinR at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernsteinR and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


April 18, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for ACM Managed Income Fund (the "Fund") for the semi-annual reporting period ended February 28, 2006. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AMF".

Investment Objectives and Policies

This closed-end fund is designed to provide investors with a high level of total return by seeking both high current income and capital appreciation. The Fund invests at least 50% of its total assets in U.S. government securities and repurchase agreements pertaining to U.S. government securities including certain securities not backed by the full faith and credit of the U.S. government. A significant portion (which may be up to 50% of the Fund's total assets) of the Fund's portfolio may be invested in lower-rated securities, including securities rated Ba, B, or Caa by Moody's Investors Service, or BB, B, or CCC by Standard & Poor's Ratings Services or in comparable non-rated securities. In addition, the Fund may utilize certain other investment techniques, including investing in options and futures contracts. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 28.

Investment Results

The table on page 5 provides performance data for the Fund and its benchmark, a 50%/50% composite of the Lehman Brothers (LB) Government Index and the Credit Suisse First Boston (CSFB) High Yield Index, for the six- and 12-month periods ended February 28, 2006.

The Fund underperformed its composite benchmark for both the six- and 12-month periods ended February 28, 2006. Detracting from performance was the Fund's allocation to longer maturity Treasuries which underperformed as the U.S. Federal Reserve (the "Fed") continued to raise interest rates. Within the Fund's high yield allocation, industry selection generally contributed positively to performance while security selection detracted. The Fund's underweighted position in the automotives industry was the largest positive contributor to performance as that sector posted the poorest performance on an industry level. From a security selection perspective, the Fund's holdings in the packaging/container industry detracted from performance as many large industry names incurred higher costs and were unable to pass these price increases on to consumers. Security selection within the cable industry also detracted from the Fund's performance, as weakness in that sector negatively impacted some of the more highly leveraged companies.

Market Review and Investment Strategy

U.S. fixed-income returns were generally weak during the semi-annual reporting period, reflecting higher U.S. interest rates, a significant flattening of the yield curve and modest spread movement in the non-Treasury sectors. During the period under review, the Fed continued to raise official interest rates another 100 basis points in quarter-point increments, buffeting fixed-


ACM MANAGED INCOME FUND o 1


income returns. At the end of the period, the Fed funds rate stood at 4.50%, 350 basis points higher than when the Fed started tightening in June 2004. Consequently, Treasury yields climbed across the maturity spectrum with shorter-term yields rising the most, resulting in a modestly inverted yield curve. Two-year Treasuries ended the period yielding 4.68%, with 10-year Treasuries yielding 4.55% and 30-year Treasuries yielding 4.51%.

According to Lehman Brothers, U.S. government securities posted a negative return of -0.53%, with Treasuries underperforming at -0.76% and agency securities scarcely in positive territory at 0.10%. Within the Treasury sector, all but the shortest of maturities were in negative territory.

The high yield market, as represented by the CSFB High Yield Index, posted a modest return of 1.89% for the six-month reporting period; however, the high yield market outperformed both investment-grade corporate bonds and like-duration Treasuries. Dampening high yield performance for the reporting period was a greater incidence of shareholder-friendly events, including an increase in mergers and acquisitions (M&A) and leveraged buyout (LBO) activity. The high yield market benefited, however, from low volatility and a historically low default rate.

By quality, single B-rated debt returned 2.90%, outperforming both BB-rated debt at 1.39% and CCC-rated debt at -1.45%. On a sector level, outperforming industries included airlines at 10.35%, telecommunication at 5.58%, service at 4.50%, wireless communications at 4.46% and packaging at 4.14%. Air transportation was supported by a more positive tone among the airlines as American Airlines posted better-than-expected fourth quarter numbers.

Underperforming industries for the semi-annual period included automotives at -4.27%, transportation at -2.85%, consumer durables at -1.74% and the cable/wireless industry at -0.89%. The automotive industry was negatively impacted by sell-offs in General Motors and Ford Motor Company, as fears of bankruptcy increased due to their deteriorated financial condition, fierce foreign competition, the slowdown in large sport utility vehicle (SUV) sales and their massive pension and health care cost burdens.

During the period under review, the Fund's risk was reduced. Although credit metrics, corporate profits and cash flow remained strong, spreads were at historically tight levels while risks in the marketplace increased-leaving little margin for error. While industry dispersion remained relatively narrow, security selection was more of a focus in the Fund's management team's (the "team's") quest to add value, with an emphasis on avoiding problem credits. Given increased risks and a general lack of compelling opportunities, the team continued to maintain a well-diversified portfolio.


2 o ACM MANAGED INCOME FUND


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance on page 5 represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

ACM Managed Income Fund Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal and each Sunday in The New York Times and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 44.

Benchmark Disclosure

Neither the unmanaged Lehman Brothers (LB) Government Index nor the unmanaged Credit Suisse First Boston (CSFB) High Yield Index reflects fees and expenses associated with the active management of a fund portfolio. The LB Government Index is composed of the LB Treasury Index and the LB Agency Index. The CSFB High Yield Index is a measure of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria and is designed to reflect the high yield market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Price fluctuations in the Fund's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Increases in interest rates may cause the value of the Fund's investment to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Treasury securities provide fixed rates of return, as well as principal guarantees, if held to maturity. The Fund's investments in foreign securities are subject to risks not associated with investing in U.S. government securities, such as the risk of adverse changes in currency exchange rates, exchange control regulations and the application of foreign tax laws. The Fund can invest in high yield and non-investment grade bonds. Such bonds (also known as "junk bonds") involve a greater risk of default and price volatility than other bonds. Investing in non-investment grade securities presents special risks, including credit risk. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from and in certain cases, greater than, the risks presented by more traditional investments.


(Historical Performance continued on next page)


ACM MANAGED INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

The issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the preferred stock will affect the return to holders of Common Stock. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


4 o ACM MANAGED INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


THE FUND VS. ITS BENCHMARK                                     Returns
PERIODS ENDED FEBRUARY 28, 2006                        6 Months       12 Months
-------------------------------------------------------------------------------
  ACM Managed Income Fund (NAV)                          -1.41%           2.02%
-------------------------------------------------------------------------------
  50%/50% LB Government Index /
    CSFB High Yield Index                                 0.68%           2.99%
-------------------------------------------------------------------------------
  LB Government Index                                    -0.53%           2.72%
-------------------------------------------------------------------------------
  CSFB High Yield Index                                   1.89%           3.26%
-------------------------------------------------------------------------------
  The Fund's Market Price per share on February 28, 2006 was $3.51. For additional Financial Highlights, please see page 33.


See Historical Performance and Benchmark disclosures on pages 3-4.


ACM MANAGED INCOME FUND o 5


PORTFOLIO SUMMARY
February 28, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets Applicable to Common
Shareholders ($mil): $101.6


SECURITY TYPE BREAKDOWN*
O  61.5%  U.S. Government Obligations
O  33.6%  Corporate Obligations
O   1.3%  Yankee Obligations                [PIE CHART OMITTED]
O   0.4%  Preferred Stock

O   3.2%  Short-Term

BOND QUALITY RATING BREAKDOWN+
O  52.0%  AAA
O   0.4%  A
O   2.4%  BBB
O  14.5%  BB                                [PIE CHART OMITTED]
O  17.0%  B
O   0.9%  CCC
O  12.8%  A-1+


* All data are as of February 28, 2006. The Fund's security type breakdown is expressed as a percentage of total investments and may vary over time.

+ The Fund's bond quality rating breakdown is expressed as a percentage of total bond investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


6 o ACM MANAGED INCOME FUND


PORTFOLIO OF INVESTMENTS
February 28, 2006 (unaudited)


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT
SPONSORED AGENCY OBLIGATIONS-110.7%

U.S. Treasury Bonds-72.7%
  7.00%, 7/15/06                                      $ 24,050     $24,255,748
  8.125%, 8/15/19                                       19,400      25,961,138
  11.25%, 2/15/15                                       16,000      23,703,120
                                                                  ------------
                                                                    73,920,006
                                                                  ------------
Federal National Mortgage
  Association-6.8%
  5.00%, TBA                                             3,480       3,422,188
  5.00%, 12/01/19                                          564         557,069
  5.50%, 7/25/34                                           635         629,380
  6.50%, TBA                                               920         940,987
  6.50%, 8/01/34                                           560         574,744
  6.50%, 5/01/35                                           714         732,798
                                                                  ------------
                                                                     6,857,166
                                                                  ------------
Federal National Mortgage
  Association Strips-0.2%
  5.00%, 2/01/18                                           275          43,212
  5.00%, 7/01/18                                           910         144,738
  5.00%, 4/01/19                                           150          24,953
                                                                  ------------
                                                                       212,903
                                                                  ------------
Federal Home Loan Mortgage
  Corporation-30.6%
  5.50%, TBA                                            22,425      22,228,781
  5.50%, 12/01/32                                           91          90,656
  5.50%, 5/01/33                                            27          26,609
  5.50%, 6/01/35                                            43          42,233
  5.50%, 8/01/35                                         7,870       7,805,537
  5.50%, 10/01/35                                          860         853,301
                                                                  ------------
                                                                    31,047,117
                                                                  ------------
Government National Mortgage
  Association-0.4%
  6.00%, 7/20/32                                           420         428,334
                                                                  ------------
Total U.S. Government and Government
  Sponsored Agency Obligations
  (cost $112,602,213)                                              112,465,526
                                                                  ------------
CORPORATE OBLIGATIONS-71.6%
Aerospace & Defense-1.1%
DRS Technologies, Inc.
  6.875%, 11/01/13                                         285         284,287
L-3 Communications Corp.
  5.875%, 1/15/15                                          310         297,600


ACM MANAGED INCOME FUND o 7


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Sequa Corp.
  9.00%, 8/01/09                                      $    145    $    156,963
TD Funding Corp.
  8.375%, 7/15/11                                          320         334,400
                                                                  ------------
                                                                     1,073,250
                                                                  ------------
Automotive-3.9%
Asbury Automotive Group, Inc.
  8.00%, 3/15/14                                           171         172,496
Ford Motor Co.
  7.45%, 7/16/31                                           508         360,680
Ford Motor Credit Co.
  4.95%, 1/15/08                                           315         290,187
  7.00%, 10/01/13                                          215         188,948
General Motors Acceptance Corp.
  6.875%, 9/15/11                                          431         385,906
  8.00%, 11/01/31                                          618         564,381
Hertz Corp.
  8.875%, 1/01/14(a)                                       345         360,525
  10.50%, 1/01/16(a)                                       195         210,113
HLI Operating, Inc.
  10.50%, 6/15/10                                          286         243,100
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13                                          264         230,340
Lear Corp.
  8.11%, 5/15/09                                           175         154,438
TRW Automotive, Inc.
  9.375%, 2/15/13                                          180         195,300
  11.00%, 2/15/13                                          175         196,438
United Auto Group, Inc.
  9.625%, 3/15/12                                          240         257,400
Visteon Corp.
  7.00%, 3/10/14                                           230         170,775
                                                                  ------------
                                                                     3,981,027
                                                                  ------------
Broadcasting & Media-1.3%
Albritton Communications Co.
  7.75%, 12/15/12                                          280         281,750
Emmis Communications Corp.
  10.366%, 6/15/12(b)                                       46          46,286
Liberty Media Corp.
  5.70%, 5/15/13                                           130         121,760
  7.875%, 7/15/09                                           98         103,148
  8.25%, 2/01/30                                           125         125,544
LIN Television Corp.
  6.50%, 5/15/13                                           440         417,450
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13                                          160         156,800
                                                                  ------------
                                                                     1,252,738
                                                                  ------------


8 o ACM MANAGED INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Building & Real Estate-3.0%
Associated Materials, Inc.
  11.25%, 3/01/14(c)                                  $    595    $    315,350
D.R. Horton, Inc.
  6.875%, 5/01/13                                          330         341,397
K. Hovnanian Enterprises, Inc.
  7.50%, 5/15/16                                           155         155,206
KB HOME
  7.75%, 2/01/10                                           215         221,194
Meritage Homes Corp.
  6.25%, 3/15/15                                           490         441,000
M/I Homes, Inc.
  6.875%, 4/01/12                                          425         393,125
Schuler Homes, Inc.
  10.50%, 7/15/11                                          405         432,844
WCI Communities, Inc.
  6.625%, 3/15/15                                          310         272,025
William Lyon Homes, Inc.
  10.75%, 4/01/13                                          460         464,600
                                                                  ------------
                                                                     3,036,741
                                                                  ------------
Cable-5.5%
Cablevision Systems Corp.
  8.00%, 4/15/12                                           715         702,487
Charter Communications Operating, LLC
  8.00%, 4/30/12(a)                                        755         760,662
CSC Holdings, Inc.
  7.25%, 4/15/12(a)                                        160         154,800
  7.625%, 7/15/18                                          445         433,319
DirectTV Holdings LLC
  6.375%, 6/15/15                                          460         458,275
  8.375%, 3/15/13                                          150         160,875
Echostar DBS Corp.
  6.375%, 10/01/11                                         255         249,262
Inmarsat Finance PLC
  7.625%, 6/30/12                                          328         338,250
Insight Midwest LP
  9.75%, 10/01/09                                          420         433,650
Intelsat Bermuda, Ltd.
  8.625%, 1/15/15(a)                                       390         404,625
  9.614%, 1/15/12(a)(b)                                     95          96,900
PanAmSat Corp.
  9.00%, 8/15/14                                           378         398,790
  10.375%, 11/01/14(c)                                     560         398,300
Rogers Cable, Inc.
  6.75%, 3/15/15                                           570         582,825
                                                                  ------------
                                                                     5,573,020
                                                                  ------------


ACM MANAGED INCOME FUND o 9


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Chemicals-2.8%
Equistar Chemical Funding LP
  10.125%, 9/01/08                                    $    555    $   $596,625
  10.625%, 5/01/11                                         100         108,750
Huntsman International LLC
  9.875%, 3/01/09                                          215         225,213
Ineos Group Holdings PLC
  8.50%, 2/15/16(a)                                        390         382,200
Nell AF S.a.r.l.
  8.375%, 8/15/15(a)                                       701         704,505
Quality Distribution Inc.
  9.00%, 11/15/10                                          250         218,750
Rhodia S.A.
  8.875%, 6/01/11                                          415         430,563
Tronox Worldwide LLC
  9.50%, 12/01/12(a)                                       140         146,300
                                                                  ------------
                                                                     2,812,906
                                                                  ------------
Communications - Fixed-4.3%
Cincinnati Bell, Inc.
  7.00%, 2/15/15                                           160         159,800
Citizens Communications Co.
  6.25%, 1/15/13                                           460         451,375
Eircom Funding
  8.25%, 8/15/13                                           385         411,469
Hawaiian Telecom Communications, Inc.
  9.75%, 5/01/13(a)                                        295         292,050
MCI, Inc.
  7.688%, 5/01/09                                          240         247,200
Qwest Corp.
  6.875%, 9/15/33                                          445         427,200
  8.875%, 3/15/12                                        1,575       1,764,000
Time Warner Telecom, Inc.
  10.125%, 2/01/11                                         200         210,000
VALOR Telecom Enterprise
  7.75%, 2/15/15                                           430         447,738
                                                                  ------------
                                                                     4,410,832
                                                                  ------------
Communications - Mobile-1.9%
Dobson Communications Corp.
  8.875%, 10/01/13                                         155         156,162
Nextel Communications, Inc.
  5.95%, 3/15/14                                           210         211,081
  6.875%, 10/31/13                                         460         481,574
Rogers Wireless Communications, Inc.
  7.25%, 12/15/12                                          400         424,500
  7.50%, 3/15/15                                           389         422,065
Rural Cellular Corp.
  8.25%, 3/15/12                                           210         220,500
                                                                  ------------
                                                                     1,915,882
                                                                  ------------


10 o ACM MANAGED INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Consumer Manufacturing-1.8%
ACCO Brands Corp.
  7.625%, 8/15/15                                     $    490    $    454,475
Broder Brothers Co.
  11.25%, 10/15/10                                         300         299,250
Covalence Specialty Materials Corp.
  10.25%, 3/01/16(a)                                       115         119,169
Jostens, Inc.
  7.625%, 10/01/12                                         405         411,075
Playtex Products, Inc.
  8.00%, 3/01/11                                           310         330,925
Quiksilver, Inc.
  6.875%, 4/15/15                                          125         120,625
Spectrum Brands, Inc.
  7.375%, 2/01/15                                          140         120,750
                                                                  ------------
                                                                     1,856,269
                                                                  ------------
Diversified Media-3.4%
American Media, Inc.
  8.875%, 1/15/11                                          250         212,500
Dex Media, Inc.
  8.00%, 11/15/13                                          420         434,700
Dex Media East LLC
  9.875%, 11/15/09                                         130         139,425
  12.125%, 11/15/12                                        227         261,901
Dex Media West LLC
  8.50%, 8/15/10                                           160         169,600
  9.875%, 8/15/13                                          571         632,382
Lamar Media Corp.
  6.625%, 8/15/15                                          215         217,419
R.H. Donnelley Corp.
  6.875%, 1/15/13(a)                                       328         308,320
  8.875%, 1/15/16(a)                                       325         339,219
Rainbow National Services LLC
  8.75%, 9/01/12(a)                                        675         727,313
                                                                  ------------
                                                                     3,442,779
                                                                  ------------
Energy-4.1%
Amerada Hess Corp.
  7.30%, 8/15/31                                           190         223,126
Chesapeake Energy Corp.
  6.50%, 8/15/17                                           260         261,625
  6.625%, 1/15/16                                          405         411,075
  7.75%, 1/15/15                                           310         329,375
El Paso Corp.
  7.75%, 1/15/32                                           310         327,050
El Paso Production Holding Co.
  7.75%, 6/01/13                                           604         641,750
Grant Prideco, Inc.
  6.125%, 8/15/15(a)                                       180         181,350


ACM MANAGED INCOME FUND o 11


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Hilcorp Energy
  10.50%, 9/01/10(a)                                  $    363    $    402,930
Kerr-McGee Corp.
  6.875%, 9/15/11                                          140         147,770
Kinder Morgan Finance Co.
  5.70%, 1/05/16                                           140         140,019
Massey Energy Co.
  6.875%, 12/15/13(a)                                      235         234,413
Premcor Refining Group, Inc.
  9.50%, 2/01/13                                           190         211,536
Pride International, Inc.
  7.375%, 7/15/14                                          360         384,300
Tesoro Corp.
  6.25%, 11/01/12(a)                                       290         290,000
                                                                  ------------
                                                                     4,186,319
                                                                  ------------
Entertainment & Leisure-1.7%
Gaylord Entertainment Co.
  8.00%, 11/15/13                                          330         345,262
NCL Corp.
  10.625%, 7/15/14                                         210         219,975
Royal Caribbean Cruises
  8.00%, 5/15/10                                            40          43,263
  8.75%, 2/02/11                                           485         543,116
Universal City Development
  11.75%, 4/01/10                                          400         445,500
Universal City Florida
  8.375%, 5/01/10                                          100          99,750
                                                                  ------------
                                                                     1,696,866
                                                                  ------------
Financial-1.1%
E*Trade Financial Corp.
  7.875%, 12/01/15                                         260         278,850
Hexion Nova Scotia Finance, ULC
  9.00%, 7/15/14                                           330         339,488
iStar Financial, Inc.
  6.00%, 12/15/10                                          320         326,348
  7.00%, 3/15/08                                           185         190,551
                                                                  ------------
                                                                     1,135,237
                                                                  ------------
Food & Beverages-0.6%
Altria Group, Inc.
  7.75%, 1/15/27                                            45          53,349
Dole Food Company, Inc.
  8.625%, 5/01/09                                          200         202,500
  8.875%, 3/15/11                                           71          71,621
Domino's, Inc.
  8.25%, 7/01/11                                           252         262,080
                                                                  ------------
                                                                       589,550
                                                                  ------------


12 o ACM MANAGED INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Gaming-5.3%
Boyd Gaming Corp.
  7.75%, 12/15/12                                     $    295    $    308,644
Greektown Holdings, LLC
  10.75%, 12/01/13(a)                                      160         164,800
Kerzner International Ltd.
  6.75%, 10/01/15                                          435         431,738
Mandalay Resort Group
  10.25%, 8/01/07                                          620         657,975
MGM Mirage, Inc.
  6.625%, 7/15/15                                          482         483,808
  8.375%, 2/01/11                                          545         584,513
Mohegan Tribal Gaming Authority
  6.375%, 7/15/09                                          170         171,063
  7.125%, 8/15/14                                          430         442,900
Park Place Entertainment
  7.875%, 3/15/10                                          350         373,188
Penn National Gaming, Inc.
  6.875%, 12/01/11                                         340         346,800
Riviera Holdings Corp.
  11.00%, 6/15/10                                          390         419,250
Seneca Gaming Corp.
  7.25%, 5/01/12                                           405         411,075
  7.25%, 5/01/12(a)                                        125         126,875
Station Casinos, Inc.
  6.625%, 3/15/18(a)                                       200         199,500
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)                                      290         301,600
                                                                  ------------
                                                                     5,423,729
                                                                  ------------
Health Care-4.1%
Concentra Operating Corp.
  9.125%, 6/01/12                                          155         161,587
  9.50%, 8/15/10                                           140         145,950
Coventry Health Care, Inc.
  5.875%, 1/15/12                                          145         144,819
  6.125%, 1/15/15                                          155         156,550
DaVita, Inc.
  7.25%, 3/15/15                                           295         300,900
Extendicare Health Services
  9.50%, 7/01/10                                           150         158,437
Genesis HealthCare Corp.
  8.00%, 10/15/13                                          145         152,612
HCA, Inc.
  6.375%, 1/15/15                                          795         793,753
  6.75%, 7/15/13                                           360         366,702
IASIS Healthcare / CAP CRP
  8.75%, 6/15/14                                           440         446,600
Omnicare Inc.
  6.875%, 12/15/15                                         190         193,800


ACM MANAGED INCOME FUND o 13


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Select Medical Corp.
  7.625%, 2/01/15                                     $    415    $    354,825
Triad Hospitals, Inc.
  7.00%, 11/15/13                                          340         342,975
Universal Hospital Services, Inc.
  10.125%, 11/01/11                                        255         266,475
Vanguard Health Holdings Co.
  11.25%, 10/01/15(c)                                      300         222,000
                                                                  ------------
                                                                     4,207,985
                                                                  ------------
Hotels & Lodging-1.5%
Host Marriott LP
  9.25%, 10/01/07                                          205         215,763
  9.50%, 1/15/07                                           350         360,938
Intrawest Corp.
  7.50%, 10/15/13                                          190         193,325
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12                                          380         417,050
Vail Resorts, Inc.
  6.75%, 2/15/14                                           350         351,313
                                                                  ------------
                                                                     1,538,389
                                                                  ------------
Index-1.5%
Dow Jones CDX HY
  8.25%, 6/29/10(a)                                        349         354,220
  8.75%, 12/29/10(a)                                     1,193       1,206,823
                                                                  ------------
                                                                     1,561,043
                                                                  ------------
Industrial-2.9%
AMSTED Industries, Inc.
  10.25%, 10/15/11(a)                                      465         504,525
Case New Holland, Inc.
  9.25%, 8/01/11                                           290         311,025
FastenTech, Inc.
  11.50%, 5/01/11                                          350         336,000
Goodman Global Holdings Company
  7.875%, 12/15/12                                         235         229,712
Invensys PLC
  9.875%, 3/15/11(a)                                       285         294,975
NMHG Holding Co.
  10.00%, 5/15/09                                          135         142,425
Terex Corp.
  10.375%, 4/01/11                                         290         305,950
Trinity Industries, Inc.
  6.50%, 3/15/14                                           510         511,275
Tyco International Group S.A.
  6.00%, 11/15/13                                          280         285,896
                                                                  ------------
                                                                     2,921,783
                                                                  ------------


14 o ACM MANAGED INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Insurance-1.2%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13                                    $    215    $    228,437
Liberty Mutual Group
  5.75%, 3/15/14(a)                                        430         423,215
Markel Capital Trust I
  Series B
  8.71%, 1/01/46                                           505         536,696
                                                                  ------------
                                                                     1,188,348
                                                                  ------------
Metal & Mining-1.7%
AK Steel Corp.
  7.875%, 2/15/09                                          320         311,200
Evraz Group SA
  8.25%, 11/10/15                                          309         317,497
Freeport-McMoran Copper & Gold, Inc.
  10.125%, 2/01/10                                         385         414,837
International Steel Group, Inc.
  6.50%, 4/15/14                                           231         232,733
Ispat Inland ULC
  9.75%, 4/01/14                                           104         118,300
Peabody Energy Corp.
  6.875%, 3/15/13                                          370         380,175
                                                                  ------------
                                                                     1,774,742
                                                                  ------------
Paper & Packaging-2.1%
Berry Plastics Corp.
  10.75%, 7/15/12                                          430         467,625
Crown Americas LLC
  7.625%, 11/15/13(a)                                      315         328,387
Graphic Packaging Int'l Corp.
  9.50%, 8/15/13                                           225         213,750
Newpage Corp.
  10.00%, 5/01/12                                          240         250,800
Owens-Brockway Glass Container, Inc.
  8.875%, 2/15/09                                          680         708,050
Plastipak Holdings, Inc.
  8.50%, 12/15/15(a)                                       115         118,738
                                                                  ------------
                                                                     2,087,350
                                                                  ------------
Retail-1.0%
GSC Holdings Corp.
  8.00%, 10/01/12(a)                                       515         513,712
J.C. Penney Corporation, Inc.
  7.625%, 3/01/97                                          195         211,819
  8.00%, 3/01/10                                           315         343,121
                                                                  ------------
                                                                     1,068,652
                                                                  ------------
Service-2.0%
Allied Waste North America
  6.375%, 4/15/11                                          395         389,075
  8.875%, 4/01/08                                          275         289,438
H & E Equipment/Finance
  11.125%, 6/15/12                                         225         250,594


ACM MANAGED INCOME FUND o 15


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Service Corp. International
  6.50%, 3/15/08                                      $    320    $    323,200
  7.70%, 4/15/09                                           310         325,500
United Rentals North America, Inc.
  6.50%, 2/15/12                                           478         477,403
                                                                  ------------
                                                                     2,055,210
                                                                  ------------
Supermarket & Drugstore-0.7%
Couche-Tard, Inc.
  7.50%, 12/15/13                                          292         304,410
Delhaize America, Inc.
  8.125%, 4/15/11                                          220         239,095
Stater Bros. Holdings, Inc.
  8.125%, 6/15/12                                          140         141,400
                                                                  ------------
                                                                       684,905
                                                                  ------------
Technology-2.1%
Avago Technologies Finance
  10.125%, 12/01/13(a)                                     190         201,875
Flextronics International, Ltd.
  6.50%, 5/15/13                                           490         493,675
Lucent Technologies, Inc.
  6.45%, 3/15/29                                           140         118,125
  6.50%, 1/15/28                                           275         227,906
Sanmina-SCI Corp.
  8.125%, 3/01/16                                          250         255,625
SunGard Data Systems, Inc.
  9.125%, 8/15/13(a)                                       580         616,975
Unisys Corp.
  7.875%, 4/01/08                                          210         208,688
                                                                  ------------
                                                                     2,122,869
                                                                  ------------
Utilities - Electric & Gas-9.0%
AES Corporation
  8.75%, 5/15/13(a)                                         65          70,525
  9.00%, 5/15/15(a)                                        205         223,450
Aquila, Inc.
  14.875%, 7/01/12                                         215         291,862
CMS Energy Corp.
  6.875%, 12/15/15                                         145         147,537
  8.50%, 4/15/11                                           180         196,200
DPL, Inc.
  6.875%, 9/01/11                                          288         302,320
Dynegy Holdings, Inc.
  10.125%, 7/15/13(a)                                      250         281,250
Edison Mission Energy
  9.875%, 4/15/11                                          875       1,008,437
Enterprise Products Operating L.P.
  5.60%, 10/15/14                                          425         421,823
FirstEnergy Corp.
  6.45%, 11/15/11                                          470         491,523
Northwest Pipeline Corp.
  8.125%, 3/01/10                                          255         269,981


16 o ACM MANAGED INCOME FUND


                                                     Shares or
                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
NRG Energy, Inc.
  7.250%, 2/01/14                                     $     75    $     76,875
  7.375%, 2/01/16                                          395         406,850
Reliant Energy, Inc.
  6.75%, 12/15/14                                           70          63,263
Reliant Resources, Inc.
  9.50%, 7/15/13                                           390         397,800
Sierra Pacific Resources
  8.625%, 3/15/14                                          220         240,093
Southern Natural Gas Co.
  7.35%, 2/15/31                                           425         463,330
  8.875%, 3/15/10                                          340         363,671
TECO Energy, Inc.
  6.75%, 5/01/15                                           365         383,250
  7.00%, 5/01/12                                           390         409,500
The Williams Companies, Inc.
  7.625%, 7/15/19                                        1,150       1,265,000
  7.875%, 9/01/21                                          220         245,850
TXU Corp.
  5.55%, 11/15/14                                          340         323,805
  6.50%, 11/15/24                                          848         808,539
                                                                  ------------
                                                                     9,152,734
                                                                  ------------
Total Corporate Obligations
  (cost $71,048,275)                                                72,751,155
                                                                  ------------
YANKEE OBLIGATIONS-2.7%
Citigroup (JSC Severstal)
  9.25%, 4/19/14(a)                                        426         466,470
Fairfax Financial Holdings
  7.375%, 4/15/18                                          420         356,047
  7.75%, 4/26/12                                           465         447,562
Innova S. de R.L.
  9.375%, 9/19/13                                          455         505,050
Mobile Telesystems
  8.00%, 1/28/12(a)                                        448         462,560
Nortel Networks Corp.
  6.875%, 9/01/23                                          265         241,150
Royal & Sun Alliance Insurance Group PLC
  8.95%, 10/15/29                                          205         266,386
                                                                  ------------
Total Yankee Obligations
  (cost $2,582,363)                                                  2,745,225
                                                                  ------------
NON-CONVERTIBLE PREFERRED STOCK-0.9%
Sovereign Real Estate Investment Trust
  12.00%(a)
  (cost $713,375)                                          650         949,000
                                                                  ------------


ACM Managed Income Fund o 17


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-27.4%
Time Deposit-6.8%
State Street Bank & Trust Co.
  3.85%, 3/01/06
  (cost $6,900,000)                                   $  6,900    $  6,900,000
                                                                  ------------
U.S. Treasury Obligation-0.1%
U.S. Treasury Bill
  3.835%, 3/16/06
  (cost $99,840)                                           100          99,819
                                                                  ------------
U.S. Government Sponsored Agency
  Obligation-20.5%
Federal National Mortgage Association
  4.50%, 5/03/06
  (cost $20,834,625)                                    21,000      20,833,155
                                                                  ------------
Total Short-Term Investments
  (cost $27,834,465)                                                27,832,974
                                                                  ------------
Total Investments-213.3%
  (cost $214,780,691)                                              216,743,880
Other assets less liabilities-(24.7%)                              (25,127,796)
Preferred Stock at redemption value-(88.6%)                        (90,000,000)
                                                                  ------------
Net Assets Applicable to
  Common Shareholders-100.0%(d)                                   $101,616,084
                                                                  ------------


FINANCIAL FUTURES CONTRACTS SOLD (see Note C)

                                                                    Value at
                        Number of    Expiration     Original      February 28,    Unrealized
      Type              Contracts       Month        Value           2006        Depreciation
---------------------------------------------------------------------------------------------
U.S. Treasury 10                        June
  Year Futures             24           2006       $2,581,272      $2,589,750      $(8,478)


18 o ACM MANAGED INCOME FUND


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2006, the aggregate market value of these securities amounted to $14,242,366 or 14.0% of net assets applicable to common shareholders.

(b) Coupon changes periodically based upon a predetermined schedule. Stated interest rate in effect at February 28, 2006.

(c) Indicates a security has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d) Portfolio percentages are calculated based on net assets applicable to common shareholders.

      Glossary:

      TBA - (To Be Assigned) - Securities are purchased on a forward commitment with an approximate principal amount (generally +/-1.0%) and no definite maturity date. The actual principal amount and maturity will be determined upon settlement when the specific mortgage pools are assigned.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

See notes to financial statements.


ACM MANAGED INCOME FUND o 19


STATEMENT OF ASSETS & LIABILITIES
February 28, 2006 (unaudited)

Assets
Investments in securities, at value (cost $214,780,691)          $ 216,743,880
Cash                                                                    15,166
Interest and dividends receivable                                    1,968,589
Receivable for investment securities sold                              391,649
                                                                  ------------
Total assets                                                       219,119,284
                                                                  ------------
Liabilities
Payable for investment securities purchased                         26,957,494
Dividends payable--preferred shares                                    227,501
Advisory fee payable                                                    92,250
Administrative fee payable                                              20,121
Payable for variation margin on futures contracts                        8,644
Accrued expenses and other liabilities                                 197,190
                                                                  ------------
Total liabilities                                                   27,503,200
                                                                  ------------
Preferred Stock, at redemption value
  $.01 par value per share; 1,900 shares Remarketed
Preferred Stock authorized, 900 shares issued and
  outstanding at $100,000 per share liquidation preference          90,000,000
                                                                  ------------
Net Assets Applicable to Common Shareholders                     $ 101,616,084
                                                                  ------------
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.01 par value per share; 299,998,100
  shares authorized, 25,300,262 shares issued and
  outstanding                                                        $ 253,003
Additional paid-in capital                                         210,832,557
Distributions in excess of net investment income                    (1,628,101)
Accumulated net realized loss on investment transactions          (109,796,086)
Net unrealized appreciation of investments                           1,954,711
                                                                  ------------
Net Assets Applicable to Common Shareholders                     $ 101,616,084
                                                                  ------------
Net Asset Value Applicable to Common Shareholders
  (based on 25,300,262 common shares outstanding                        $ 4.02
                                                                        ------


See notes to financial statements.


20 o ACM MANAGED INCOME FUND


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2006 (unaudited)


Investment Income
Interest                                     $ 5,401,783
Dividends                                         39,000          $5,440,783
                                            ------------
Expenses
Advisory fee                                     618,205
Administrative fee                               114,127
Remarketed Preferred Stock--
  remarketing agent's fees                       115,672
Audit                                             46,889
Legal                                             37,463
Printing                                          34,173
Custodian                                         21,197
Directors' fees                                   19,969
Transfer agency                                   19,044
Registration fees                                 12,097
Miscellaneous                                     20,382
                                            ------------
Total expenses                                 1,059,218
Less: expenses waived by the Adviser
  (see Note B)                                   (95,104)
                                            ------------
Net expenses                                                           964,114
                                                                  ------------
Net investment income                                                4,476,669
                                                                  ------------
Realized and Unrealized Loss on
Investments
Net realized gain (loss) on:
  Investment transactions                                           (1,156,047)
  Futures contracts                                                     10,255
Net change in unrealized
  appreciation/depreciation
  of investments                                                    (2,815,052)
                                                                  ------------
Net loss on investments                                             (3,960,844)
                                                                  ------------
Dividends to Remarketed Preferred
Shareholders from
Net investment income                                               (2,493,395)
                                                                  ------------
Net Decrease in Net Assets Applicable
  to Common Shareholders
  Resulting from Operations                                       $ (1,977,570)
                                                                  ------------


See notes to financial statements.


ACM MANAGED INCOME FUND o 21


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                             Six Months Ended   Year Ended
                                            February 28, 2006   August 31,
                                               (unaudited)         2005
                                             ---------------  ---------------
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                            $ 4,476,669      $ 8,835,992
Net realized gain (loss) on investment
  transactions                                    (1,145,792)         441,094
Net change in unrealized
  appreciation/depreciation
  of investments                                  (2,815,052)       1,092,319
Dividends to Remarketed
Preferred Shareholders from
Net investment income                             (2,493,395)      (2,061,504)
                                             ---------------  ---------------
Net increase in net assets applicable
  to Common Shareholders resulting
  from operations                                 (1,977,570)       8,307,901
                                             ---------------  ---------------
Dividends to Common
Shareholders from
Net investment income                             (2,656,472)      (6,906,123)
                                             ---------------  ---------------
Total increase (decrease)                         (4,634,042)       1,401,778
Net Assets Applicable to
Common Shareholders
Beginning of period                              106,250,126      104,848,348
                                             ---------------  ---------------
End of period (including distributions in
  excess of net investment income of
  $1,628,101 and $954,903,
  respectively)                                $ 101,616,084    $ 106,250,126
                                             ---------------  ---------------


See notes to financial statements.


22 o ACM MANAGED INCOME FUND


NOTES TO FINANCIAL STATEMENTS
February 28, 2006 (unaudited)


NOTE A

Significant Accounting Policies

ACM Managed Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (OTC) (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices are reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein, L.P. (prior to February 24, 2006 known as Alliance Capital Management L.P.) (the "Adviser") may establish procedures


ACM MANAGED INCOME FUND o 23


whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustments to interest income. Additionally, the Fund amortizes premiums on debt securities for financial statement reporting purposes only.

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in conformity with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


24 o ACM MANAGED INCOME FUND


NOTE B

Advisory, Administrative Fees and Other Transactions with Affiliates

Under the terms of an Investment Advisory Agreement, the Fund pays AllianceBernstein, L.P. an advisory fee at an annualized rate of .65% of the Fund's average weekly adjusted total assets (i.e., the average weekly value of total assets, including assets attributable to any preferred stock less accrued liabilities other than principal amount of money borrowed and accumulated dividends on shares of preferred stock). Such fee is accrued daily and paid monthly. During the reporting period, the Adviser voluntarily waived .10% of the Adviser's advisory fee. Such waiver amounted to $95,104.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. (prior to February 24, 2006 known as Alliance Global Investor Services, Inc.) ("ABIS"), an affiliate of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. During the six months ended February 28, 2006, the Fund reimbursed $405 to ABIS.

Under the terms of an Administrative Agreement, the Fund paid Princeton Administrators, L.P. (the "Administrator") a fee at an annual rate of .20% of average adjusted weekly net assets of the Fund for the period September 1, 2003 through June 30, 2004. Effective July 1, 2004, this fee was reduced so as to charge the Fund at a reduced annual rate of .12% of the average adjusted weekly net assets of the Fund but in no event less than $12,500 per month. Such fee is accrued daily and paid monthly. The Administrator prepares certain financial and regulatory reports for the Fund and provides clerical and other services.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended February 28, 2006, were as follows:

                                                    Purchases         Sales
                                                  ------------     ------------
Investment securities (excluding
  U.S. government securities)                    $ 115,034,123    $ 95,332,313
U.S. government securities                          18,899,173      21,745,894


At February 28, 2006, the cost of investments for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation are as follows:

Cost                                                              $214,780,691
                                                                  ------------
Gross unrealized appreciation                                     $  3,239,061
Gross unrealized depreciation                                       (1,275,872)
                                                                  ------------
Net unrealized appreciation                                       $  1,963,189
                                                                  ------------


ACM MANAGED INCOME FUND o 25


1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the future contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has



26 o ACM MANAGED INCOME FUND


realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended February 28, 2006, the Fund had no transactions in written options.

NOTE D

Common Stock

There are 299,998,100 shares of $.01 par value common stock authorized. There are 25,300,262 shares of common stock issued and outstanding at February 28, 2006. During the six months ended February 28, 2006 and the year ended August 31, 2005, the Fund did not issue any shares in connection with the Fund's dividend reinvestment plan.

NOTE E

Preferred Stock

The Fund has 1,900 shares of Remarketed Preferred Stock authorized. There are 900 shares of Remarketed Preferred Stock issued and outstanding, each at a liquidation value of $100,000 per share plus accumulated, unpaid dividends. The dividend rate on the Remarketed Preferred Stock may change generally every 28 days as set by the remarketing agent. The dividend rate on the Remarketed Preferred Stock is 4.55% and is effective through March 8, 2006.

The redemption of the Fund's remarketed preferred stock is outside of the control of the Fund because it is redeemable upon the occurrence of an event that is not solely within the control of the Fund.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $100,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.


ACM MANAGED INCOME FUND o 27


NOTE F

Securities Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. As of February 28, 2006, the Fund had no securities on loan.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


28 o ACM MANAGED INCOME FUND


NOTE H

Distributions To Common Shareholders

The tax character of the distributions paid to common shareholders during the fiscal year ended August 31, 2005 and August 31, 2004 were as follows:

                                                      2005            2004
                                                  ------------    ------------
Distributions paid from:
  Ordinary income                                 $  6,906,123    $ 10,809,460
                                                  ------------    ------------
Total taxable distributions                          6,906,123      10,809,460
  Tax return of capital                                     -0-        481,652
                                                  ------------    ------------
Total distributions paid                          $  6,906,123    $ 11,291,112
                                                  ------------    ------------

As of August 31, 2005, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Accumulated capital and other losses                           $(108,582,859)(a)
Unrealized appreciation/(depreciation)                             3,747,425(b)
                                                               -------------
Total accumulated earnings/(deficit)                           $(104,835,434)
                                                               -------------

(a) On August 31, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $105,754,498 of which $599,427 expires in the year 2007, $30,192,284 expires in the year 2008, $35,940,601 expires in the year 2009, $28,986,731 expires in the year 2010, $10,023,463 expires in the year 2011 and $11,992 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. For the year ended August 31, 2005, the Fund deferred to October, 2005 post October capital losses of $2,828,361. During the fiscal year, the Fund utilized capital loss carryforwards of $98,020.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium.

During the current fiscal year, permanent differences, primarily due to the tax character of paydown gains/losses, distributions in excess of net investment income and the tax treatment of bond premium, resulted in a net decrease in distributions in excess of net investment income, a net increase in accumulated net realized loss on investments and a decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund,


ACM MANAGED INCOME FUND o 29


but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.


30 o ACM MANAGED INCOME FUND


The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it will not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 11, 2006, the Court dismissed the Writ and later granted defendants a 30-day stay to file an appeal. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment


ACM MANAGED INCOME FUND o 31


Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucion Compliant. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.


32 o ACM MANAGED INCOME FUND


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period


                                            Six Months
                                               Ended
                                            February 28,                   Year Ended August 31,
                                                2006     ---------------------------------------------------------------
                                            (unaudited)     2005         2004         2003         2002(a)      2001
                                            -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $4.20        $4.14        $4.14        $4.06        $4.71        $5.31
Income From Investment
  Operations
Net investment income(b)                         .18          .35          .36(c)       .39          .54          .74
Net realized and unrealized
  gain (loss) on investment
  transactions                                  (.16)         .06          .13          .26         (.59)        (.58)
Dividends to preferred shareholders
  from net investment income
  (common stock equivalent
  basis)                                        (.10)        (.08)        (.04)        (.06)        (.09)        (.22)
Net increase (decrease) in net
  asset value from operations                   (.08)         .33          .45          .59         (.14)        (.06)
Less: Dividends and
  Distributions to
  Common Shareholders
Dividends from net investment
  income                                        (.10)        (.27)        (.43)        (.50)        (.50)        (.43)
Tax return of capital                             -0-          -0-        (.02)        (.01)        (.01)        (.11)
Total dividends and distributions
  to common shareholders                        (.10)        (.27)        (.45)        (.51)        (.51)        (.54)
Net asset value, end of period                 $4.02        $4.20        $4.14        $4.14        $4.06        $4.71
Market value, end of period                    $3.51        $3.69        $4.03        $4.61        $4.33        $4.93
Premium/(Discount)                            (12.69)%     (12.14)%      (2.66)%      11.35%        6.65%        4.67%
Total Return
Total investment return based on:(d)
  Market value                                 (2.02)%       8.87%       (3.08)%      19.74%       (1.17)%     (12.86)%
  Net asset value                              (1.41)%      (1.74)%      10.88%       14.68%       (3.01)%      (1.02)%
Ratios/Supplemental Data
Net assets applicable to common
  shareholders, end of period
  (000's omitted)                           $101,616     $106,250     $104,848     $103,118      $99,549     $113,748
Preferred Stock, at redemption
  value ($100,000 per share
  liquidation preference)
  (000's omitted)                            $90,000      $90,000      $90,000      $90,000      $90,000      $95,000
Ratios to average net assets
  applicable to common
  shareholders of:
  Expenses, net of waivers(e)                   1.91%(f)     1.95%        2.14%(c)     2.28%        2.31%        3.26%
  Expenses, before waivers(e)                   2.10%(f)     2.06%        2.14%(c)     2.28%        2.31%        3.26%
  Expenses, before waivers,
    excluding interest expense(e)               2.10%(f)     2.06%        2.14%(c)     2.28%        2.19%        2.10%
  Net investment income, before
    preferred stock dividends(e)                8.87%(f)     8.41%        8.72%(c)     9.46%       12.56%       15.09%
  Preferred stock dividends                     4.94%(f)     1.96%        1.07%        1.35%        2.19%        4.49%
  Net investment income, net of
    preferred stock dividends                   3.93%(f)     6.45%        7.65%(c)     8.11%       10.37%       10.60%
Portfolio turnover rate                           65%          55%          53%          97%          99%         248%
Asset coverage ratio                             213%         218%         216%         215%         211%         220%

See footnote summary on page 34.


ACM MANAGED INCOME FUND o 33


(a) As required, effective September 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended August 31, 2002 was to decrease net investment income per share by $0.05, decrease net realized and unrealized loss on investments by $0.05 and decrease the ratios of net investment income before and net preferred stock dividends to average net assets applicable to common shareholders from 13.78% and 11.58% to 12.56% and 10.37%, respectively. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Net of audit expenses reimbursed by the Adviser. The expense ratio before reimbursement was 2.14%.

(d) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(e) The expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(f)   Annualized.


34 o ACM MANAGED INCOME FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President
Jeffrey L. Phlegar, Senior Vice President
Paul J. DeNoon, Vice President
Gershon Distenfeld(2), Vice President
Mark A. Hamilton(2), Vice President
Kewjin Yuoh(2), Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Administrator
Princeton Administrators, L.P.
P.O.Box 9095
Princeton, NJ 08543-9095

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Common Stock: Dividend Paying Agent, Transfer Agent And Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock: Dividend Paying Agent, Transfer Agent And Registrar Bank of New York
385 Rifle Camp Road
West Paterson, NJ 07424

Independent Registered Public Accounting Firm
Ernst& Young LLP
5 Times Square
New York,NY 10036

(1) Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2) Messrs. Distenfeld, Hamilton and Yuoh are the investment professionals with the most significant responsibility for the day-to-day management of the Fund's investment portfolio.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements therein, is transmitted to the shareholders of ACMManaged Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

      Annual Certifications--As required, on April 21, 2005, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


ACM MANAGED INCOME FUND o 35


INFORMATION REGARDING THE REVIEW AND APPROVAL OF THE FUND'S ADVISORY AGREEMENT

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on December 14, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in four private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;


36 o ACM MANAGED INCOME FUND


     9. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

     10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

     11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser;

     12. the terms of the Advisory Agreement, including the terms of the proposed continuance of the waiver by the Adviser of 10 basis points of its fee for an additional one-year period, as discussed below; and

     13. a report of the Fund's effective and base fee rate as compared against three competitor funds selected by the Adviser.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement and taking into account the continuance of the 10 basis point fee waiver referred to in No. 12 above, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (taking into account the continuance of the Adviser's 10 basis point fee waiver), including their determinations that the Adviser should continue to be the investment adviser for the Fund and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate, were separately discussed by the directors.


ACM MANAGED INCOME FUND o 37


Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the
Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors noted that the Advisory Agreement for the Fund does not contain a reimbursement provision for the cost of certain administrative and other services provided by the Adviser. The directors noted that the Fund has a separate administration agreement and pays separate administration fees to its administrator, which is not affiliated with the Adviser.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with an updated expense allocation methodology. The directors noted that the updated expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in


38 o ACM MANAGED INCOME FUND


preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing performance of the Fund as compared to a fund in the Lipper category (the "Lipper Data") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that the Fund had underperformed such other fund in each period reviewed. The directors also reviewed information prepared by the Adviser showing performance of the Fund as compared to all of the Funds in the Lipper Flexible Income Funds Average (the "Lipper Average") for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3-, 5- and 10-year and since inception periods (November 1988 inception) and for each of the last 10


ACM MANAGED INCOME FUND o 39


calendar years and the Lehman Brothers Aggregate Bond Index (the "index") for periods ending September 30, 2005 over the YTD, 1-, 3-, 5- and 10-year and since inception periods. The directors noted that in the Lipper Average comparison (eight to six funds, including the Fund, depending on the period, and ACM Managed Dollar Income Fund, another closed-end fund advised by the Adviser), the Fund's performance was significantly below the Lipper medians in the YTD, 1- and 10-year periods, materially below the Lipper medians in the 3- and 5-year periods and significantly above the Lipper median in the since inception period, and that the Fund's calendar year performance was materially below the Lipper median in 2004, significantly below the Lipper medians in 2003, 2001, 1999, 1998 and 1994, slightly above the Lipper medians in 2002 and 2000, and significantly above the Lipper medians in 1997, 1996 and 1995. The directors did not give significant weight to the Lipper Data and Lipper Average information given the relatively small number of unaffiliated funds in the Fund's Lipper category. The directors noted that the Fund had significantly outperformed the index in the 1- and 3-year periods, slightly outperformed the index in the since inception period, significantly underperformed the index in the YTD and 10-year periods and materially underperformed the index in the 5-year period. The directors noted that the Fund utilizes leverage whereas the index is not leveraged.

Since the Fund was one of a relatively small number of funds in its Lipper category, the directors requested additional comparative information from the Adviser. In response to such request, the Adviser provided, and the directors reviewed, a report prepared by the Adviser (the "Adviser's Report"), based on information obtained from Lipper, of the Fund's effective and base fee rate, performance, leverage methods and total expenses, as compared to three peer funds identified by the Adviser and referred to below. The directors noted that each of the three peer funds has the ability to utilize leverage (although one is not currently doing so) and that for the 1-, 3- and 5-year periods as of September 30, 2005 the Fund had underperformed the selected peers (other than one peer fund in the 1-year period and another peer fund in the 5-year period). The directors also reviewed the Fund's trading discount to net asset value with the Adviser and took it into account in their deliberations. Based on their review and their discussion with the Adviser of the factors affecting the Fund's performance, the directors concluded that the Fund's relative performance over time was understandable and that they retained confidence in the Adviser's ability to manage the Fund's portfolio. They informed the Adviser that they intended to closely monitor the Fund's performance.

Advisory Fees and Other Expenses

The directors considered the combined advisory fee paid by the Fund to the Adviser and administrative fee paid to a third party and information in the Lipper Data concerning the fee rate paid by the other fund in the Lipper category as selected by Lipper and noted that the Fund's pro forma total effective management fee rate (assuming the 10 basis point fee waiver implemented in February


40 o ACM MANAGED INCOME FUND


2005 to reduce the contractual advisory fee from 65 basis points to 55 basis points had been in effect throughout fiscal 2005) was materially higher than the effective fee rate of such other fund. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser (other than money market funds). As a result of that settlement, the Adviser's fees (i) for managing open-end high income funds are ..50% of the first $2.5 billion of average daily net assets, .45% for average daily net assets over that level to $5 billion, and .40% for average daily net assets over $5 billion; and (ii) for managing open-end low risk income funds are .45% of the first $2.5 billion of average daily net assets, .40% for average daily net assets over that level to $5 billion, and .35% for average daily net assets over $5 billion. The directors noted that each of these fee schedules, if applied to the Fund, would result in a lower fee rate than that paid by the Fund pursuant to the Advisory Agreement.

The directors reviewed information in the Adviser's Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income securities). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors noted that at their December 14-16, 2004 meetings, the directors had requested a reduction in the advisory fees of the Fund to the levels in accordance with the fee schedules for open-end funds and deferred renewal of the


ACM MANAGED INCOME FUND o 41


Fund's Advisory Agreement pending receipt and consideration of their request by the Adviser. At their February 7-10, 2005 meeting, the directors considered and approved the Adviser's proposal to waive 10 basis points of its fee for a one-year period in order to reduce the fee rate under the Advisory Agreement for such period from 0.65% to 0.55%.

The Lipper Data reviewed by the directors showed that the Fund's latest fiscal period pro forma actual management fee rate was 136.8 basis points (combined advisory fee payable under the Advisory Agreement (minus the 10 basis point reduction) and a 12 basis point administration fee payable to an entity that is not affiliated with the Adviser). The directors noted that Lipper calculates the fee rate based on the Fund's net assets attributable to common stockholders, whereas the Fund's advisory and administration contracts provide that fees are computed based on adjusted total assets (i.e., the average weekly value of the Fund's total assets, minus the sum of accrued liabilities, other than the principal amount of money borrowed, and accumulated dividends on the shares of preferred stock).

The directors also reviewed information in the Adviser's Report relating to the three peer funds identified by the Adviser. The directors noted that the effective advisory fee rate of the Fund (net of the 10 basis point waiver) of ..55% (expressed as a percentage of adjusted total assets) was below the fee rate of two peer funds and above the fee rate of one peer fund. They also noted that the expense ratios of the peer funds were lower than the Fund's expense ratio (net of the 10 basis point waiver). The directors noted that two of the peer funds were much larger than the Fund, and that this factor adversely affected the expense ratio comparison. The directors concluded that the Fund's expense ratio was acceptable.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


42 o ACM MANAGED INCOME FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National             Michigan
Insured National     Minnesota
Arizona              New Jersey
California           New York
Insured California   Ohio
Florida              Pennsylvania
Massachusetts        Virginia

-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

-----------------------------------------
Retirement Strategies Funds
-----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ACM MANAGED INCOME FUND o 43


SUMMARY OF GENERAL INFORMATION

ACM Managed Income Fund
Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value to various financial publications or independent organizations such as Lipper Inc., Morningstar, Inc. and Bloomberg.

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers. The Fund's NYSE trading symbol is "AMF." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains distribution in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Computershare Trust Company, N.A. at (800) 219-4218.


44 o ACM MANAGED INCOME FUND


Privacy Notice

Alliance, the AllianceBernstein Family of Funds and AllianceBernstein Investment Research and Management, Inc. (collectively, "Alliance" or "we") understand the importance of maintaining the confidentiality of our customers' nonpublic personal information. In order to provide financial products and services to our customers efficiently and accurately, we may collect nonpublic personal information about our customers from the following sources: (1) information we receive from account documentation, including applications or other forms (which may include information such as a customer's name, address, social security number, assets and income) and (2) information about our customers' transactions with us, our affiliates and others (including information such as a customer's account balances and account activity).

It is our policy not to disclose nonpublic personal information about our customers (or former customers) except to our affiliates, or to others as permitted or required by law. From time to time, Alliance may disclose nonpublic personal information that we collect about our customers (or former customers), as described above, to non-affiliated third party providers, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to Alliance's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our customers (or former customers) which include: (1) restricting access to such nonpublic personal information and (2) maintaining physical, electronic and procedural safeguards that comply with federal standards to safeguard such nonpublic personal information.


ACM MANAGED INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


ACMVI-0152-0206


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  ACM Managed Income Fund, Inc.

By:       /s/ Marc O. Mayer
          -------------------
          Marc O. Mayer
          President

Date:     April 27, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Marc O. Mayer
          -------------------
          Marc O. Mayer
          President

Date:     April 27, 2006

By:       /s/ Mark D. Gersten
          -------------------
          Mark D. Gersten
          Treasurer and Chief Financial Officer

Date:     April 27, 2006